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                               INTELLIPHONE, INC.
                               6801 WAYZATA BLVD.
                        ST. LOUIS PARK, MINNESOTA  55426
                        PHONE  544-1260     FAX  544-1281


PROMISSORY  NOTE



                                             April 18, 1995
$25,000.00                                   Saint Louis Park, Minnesota

FOR VALUE RECEIVED, Intelliphone, Inc., a Minnesota Corporation whose principal place of business is located at 6801 Wayzata Blvd., St. Louis Park, Minnesota, 55426 promises to pay to the order of William Opsahl of 5075 Norwest Center, Minneapolis, Minnesota Twenty Five Thousand ($25,000.00) Dollars with interest from the above date at the rate of twelve percent (12%) per annum.

Monthly interest payments of $250.00 will start on May 18, 1995. The entire principal amount will be due September 30, 1997 and will not be repaid earlier without the written prior approval of both parties.

In the event of a failure to make payment when due, the undersigned shall be liable for all costs of collection including reasonable attorney fees.


                                         /s/ Jack Kohler
                                        -------------------------------
                                        INTELLIPHONE, INC.
                                        Jack Kohler - Chief Financial Officer